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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)     May 2, 2000
                                                    ---------------

                               FOCAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

               000-22968                                  87-0363789
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       (Commission File Number)                (IRS Employee Identification No.)

1415 WEST NORTH ST. #302, ANAHEIM, CA                                  92801
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(Address of principal executive offices)                             (Zip Code)

                                 (714) 635-8821
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               Registrant's Telephone Number, Including Area Code

                                      N/A
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          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Principal Independent Accountant.

         (i) The previous principal Independent Accountant was Caldwell, Becker, Dervin, Petrick & Co., L.L.P. The previous accountant was dismissed on May 2, 2000.

         (ii) The audit report issued by Caldwell, Becker, Dervin, Petrick, & Co., L.L.P. was unqualified and modified as to the ability of the Company to continue as a going concern.

         (iii) The decision to change accountants was recommended by the Company President and approved by the board of directors. The President believed and the board concurred that it would be more advantageous to have an accounting firm closer to the Company's offices in Orange County. The previous Independent accountant was appoximately a two hour drive from the Company's office.

         (iv) There were no disagreements with Caldwell, Becker, Dervin, Petrick, & Co., L.L.P. on any matter of accounting principles or practices, financial statment disclosure, or auditing scope or procedure.

         (v) Caldwell, Becker, Dervin, Petrick, & Co., L.L.P. did not advise the registrant of any reportable events as defined in Regulation S-B, Item 304(a)(1)(iv)(B).

(b) New Principal Independent Accountant.

         On May 2, 2000, Squar, Milner, Reehl & Williamson, LLP was engaged by the registrant as its new principal independent accountant to audit its financial statements.

ITEM 7. Exbibits:

         Letter on change in certifying accountants. This letter has been requested from the previous accountants, Caldwell, Becker, Dervin, Petrick & Co., L.L.P., but has not as yet been received.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FOCAL CORPORATION




Date:  May 5, 2000                      By: /s/ Gerald W. May
                                        ----------------------------------------
                                        Gerald W. May
                                        Treasurer